UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-31303	46-0458824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road

Rapid City, SD 57702

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 721-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $1.00 par value	BKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 23, 2021, Black Hills Corporation (the “Company” or “we”) entered into an Underwriting Agreement by and between the Company and the several underwriters named in Schedule A thereto (the “Underwriting Agreement”). On August 26, 2021, we entered into the New Supplemental Indenture (as defined below). Each of the Underwriting Agreement and the New Supplemental Indenture is further described below under Item 8.01 of this Current Report on Form 8-K, and such disclosure is incorporated by reference into this Item 1.01.

Each of the Underwriting Agreement and the New Supplemental Indenture contains representations and warranties, covenants and other terms that are customary for such kinds of agreements. In addition, the Company has agreed to indemnify the underwriters against certain liabilities on customary terms. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings, including but not limited to commercial lending services, with the Company, its direct or indirect subsidiaries or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

Copies of the Underwriting Agreement and the New Supplemental Indenture are attached hereto as Exhibits 1.1 and 4.1 and are expressly incorporated by reference herein and into our Registration Statement on Form S-3 (Registration No. 333-240320) (the “Registration Statement”). Our description of such agreements is qualified in its entirety by reference to the actual terms thereof.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Completion of Debt Offering

On August 26, 2021, pursuant to the Underwriting Agreement, the Company issued and sold an aggregate principal amount of $600 million of its 1.037% Notes due 2024 (the “Notes”). The aggregate gross consideration received by the Company (taking into account original issue discount and underwriting discounts) for the sale of the Notes is $597.9 million.

The Notes were offered pursuant to the Company’s Registration Statement, and the related Prospectus dated August 4, 2020 and Prospectus Supplement dated August 23, 2021. We intend to apply the net proceeds from our sale of the Notes, after payment of the costs and expenses of the offering, for the repayment of amounts outstanding under our term loan under the Credit Agreement dated as of February 24, 2021, with U.S. Bank National Association, as Administrative Agent. Any portion of the net proceeds not so used may be used for general corporate purposes, which may include, among other things, capital expenditures, acquisitions, investments, other business opportunities and repayment or refinancing of other outstanding debt.

Copies of opinions related to the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.

Terms of the Notes

The Notes were issued pursuant to the Indenture dated as of May 21, 2003 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee (the “Trustee”), as previously supplemented and as further supplemented by an Tenth Supplemental Indenture entered into by the Company on August 26, 2021 (the “New Supplemental Indenture” and together with the Base Indenture, the “Indenture”). The Notes bear interest at a rate per annum of 1.037%, payable semi-annually in arrears on February 23 and August 23 of each year, beginning on February 23, 2022. The stated maturity for the Notes is August 23, 2024. The Notes are the unsecured senior obligations of the Company and will rank equally with all of our existing and future unsecured and unsubordinated indebtedness and senior to all of our existing and future subordinated indebtedness.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include among other things nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing with respect to the Notes, the Trustee or holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of the Notes, plus all accrued and unpaid interest, if any, to be immediately due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

A copy of the form of the Notes is attached hereto as Exhibit 4.2 and is expressly incorporated by reference herein and into the Registration Statement. The foregoing descriptions are qualified in their entirety by reference to the actual terms of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished or filed herewith:

Number	Exhibit

1.1	Underwriting Agreement dated as of August 23, 2021 between Black Hills Corporation and the underwriters named therein.
4.1	Tenth Supplemental Indenture dated as of August 26, 2021 between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee.
4.2	Form of 1.037% Notes due 2024 (included in Exhibit 4.1)
5.1	Opinion of Brian G. Iverson, Esq.
5.2	Opinion of Faegre Drinker Biddle & Reath LLP
23.1	Consent of Brian G. Iverson, Esq. (included in the opinion filed as Exhibit 5.1)
23.2	Consent of Faegre Drinker Biddle & Reath (included in the opinion filed as Exhibit 5.2)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

	By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President and Chief Financial Officer

Date: August 26, 2021